EQ ADVISORS TRUSTSM

EQ/Real Estate PLUS Portfolio

SUPPLEMENT DATED SEPTEMBER 24, 2015 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates certain information contained in the Summary Prospectus of the EQ/Real Estate PLUS Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding investment strategy changes for the Portfolio.

Effective immediately, the first sentence of the fifth paragraph in the section of the Summary Prospectus entitled “Investments, Risks, and Performance – Principal Investment Strategy” is deleted in its entirety and replaced with the following information:

The Sub-Adviser manages the duration of the fixed income securities in the Active Allocated Portion of the portfolio based on the Sub-Adviser’s view of the market and interest rates. The effective duration of the Active Allocated Portion normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays World Government Inflation-Linked Index (hedged), as calculated by the Sub-Adviser, which as of August 31, 2015, as converted, was 12.39 years. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers.